UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2022

MY SIZE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37370	51-0394637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

HaYarden 4, pob 1026,

Airport City, Israel 7010000

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code +972-3-600-9030

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MYSZ	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 12, 2022, My Size, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting, among other things, the completion of the acquisition of Naiz Bespoke Technologies, S.L. (“Naiz”) on October 11, 2022. This Amendment No. 1 to the Initial Form 8-K (this “Amendment No. 1”) amends and supplements the Initial Form 8-K to include financial statements and pro forma financial information required by Item 9.01(a) and (b) of Form 8-K that were excluded from the Initial Form 8-K in reliance on the instructions to such item.

The unaudited pro forma combined financial information included as Exhibit 99.3 to this Amendment No. 1 has been presented for informational purposes only, as required by Form 8-K, and does not purport to represent the actual results of operations that the Company and Naiz would have achieved had the companies been combined at and during the periods presented in the pro forma financial information, and is not intended to project the future results of operations that the combined company may achieve following the acquisition.

Except as described above, no changes have been made to the Initial Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.

In accordance with Item 9.01(a), the audited financial statements of Naiz for the years ending December 31, 2021 and 2020 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

In accordance with Item 9.01(a), the unaudited financial statements of Naiz for the nine months ended September 30, 2022 and 2021 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b)

Pro Forma Financial Information.

In accordance with Item 9.01(b), the unaudited pro forma condensed combined balance sheet for the year ended December 31, 2021 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021, giving effect to the Naiz acquisition, are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

In accordance with Item 9.01(b), the unaudited pro forma condensed combined balance sheet as of September 30, 2022 and the unaudited pro forma condensed combined statement of operations for the nine months period ended September 30, 2022, giving effect to the Naiz acquisition, are attached hereto as Exhibit 99.4 and are incorporated herein by reference.

(c)	Not applicable.

(d) Exhibits

23.1	Consent of ____, independent auditor of Naiz Bespoke Technologies, S.L.
99.1	Audited financial statements of Naiz Bespoke Technologies, S.L. for the years ending December 31, 2021.
99.2	Uaudited financial statements of Naiz Bespoke Technologies, S.L. for the nine months ended September 30, 2022.
99.3

Unaudited pro forma condensed combined financial statements for the nine months ended September 30, 2022 and the unaudited pro forma condensed combined financial statements for the year ended December 31, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MY SIZE, INC.

Date: December 27, 2022	By:	/s/ Ronen Luzon
	Name:	Ronen Luzon
	Title:	Chief Executive Officer